SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K



                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):    November 19, 2001



                                Real Logic, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


 000-25003                           Florida                      64-1045849
------------                     ----------------             ----------------

(Commission                      (State or Other                 (IRS Employer
File Number)                     Jurisdiction of                Indentification
                                 Incorporation)                    Number)


125 Worth Avenue, Suite 302, Palm Beach, FL                          33480
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (561) 655-3200
                                                   -----------------

Item 5.  Other Events.
         ------------

         On October 29, 2001, we changed our name from Xelos, Inc. to Real Logic, Inc. and made other amendments to our articles of incorporation.

         We are actively seeking potential acquisition candidates at the present time. We are committed to establishing and developing a strong business.


Item 7.    Exhibits
           --------

             2.1 Amendment to Articles of Incorporation filed with the Florida Secretary of State on October 29, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         REAL LOGIC, INC.



Date: November 19, 2001                  By: /s/ Michael Posner
                                             -----------------------------------
                                             Michael Posner
                                             Chief Executive Officer, Secretary
                                             and Treasurer
















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